Performance Commentary | 3rd Quarter 2022

Chang Suh, CFA, CEO and CIO

William Pierce, CFA, Senior Portfolio Manager

October 24, 2022

Highlights

●	In the third quarter of 2022, interest rates increased to their highest level in over a decade as inflation remained historically elevated, pushing investment grade fixed income returns deeper into negative territory for the year.
●	In this challenging environment, the AFL-CIO Housing Investment Trust (HIT) generated a gross return of -4.90% and net return of -4.97% for the third quarter, compared to -4.75% for the Bloomberg US Aggregate Bond Index * (Bloomberg Aggregate or Benchmark).[1]

●	The Federal Reserve further tightened monetary policy to combat the persistent inflation, and the market once again significantly repriced future rate expectations. The 10-year Treasury closed the quarter yielding above 3.8% for the first time since early 2010. Furthermore, the yield curve is inverted, signaling that market participants are pricing in an increased likelihood of a recession.
●	The HIT positioned its portfolio to moderate these negative effects on returns by actively managing interest rate risk to be less than the Benchmark, overweighting adjustable-rate securities, and being biased toward both higher coupon mortgages and agency multifamily securities that have guaranteed balloon maturities, which mitigates extension risk.
●	Equity markets once again struggled given the rising rate environment; accordingly, lower credit investments underperformed alongside stocks throughout the third quarter. Through three quarters, corporate bonds have generated near-record losses given their long durations and wider yield spreads to Treasuries. The HIT continued to offer diversification away from corporate bonds in addition to superior credit quality than that of the Benchmark, which benefitted relative returns for the quarter.
●	All fixed income spread assets, including agency multifamily assets, widened relative to Treasuries due to the volatile risk-off capital market environment. The Federal Reserve not only indicated a higher fed funds target for the end of this hiking cycle, but also increased the pace of their balance sheet reduction in the third quarter, which pressured all spread-related investments. The HIT is structurally overweight spread product and underweight Treasuries.
●	The HIT committed to three construction/substantial rehabilitation projects during the third quarter, committing to $104.8 million in financing. As of September 30, 40 projects receiving HIT financing were under construction nationwide. These construction investments enhance the fundamental value of the portfolio by boosting yield and generating additional portfolio income as they fund while also generating union construction jobs and housing.

1 The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

2022 Q3 Portfolio Commentary

●	With a yield to worst of 4.83% – the highest level offered since late 2008 – and 87% agency/government credit portfolio, the HIT offers an attractive risk-return profile. At quarter end, the HIT continued to maintain a yield advantage compared to the Benchmark and to the credit equivalent AAA Component of the Bloomberg Aggregate (AAA Index) of 14 and 40 bps, respectively.
●	These are extraordinary times and significant volatility in asset prices is likely to continue. Inflation is projected to remain elevated above the Fed’s target in the near term given the continued supply chain constraints, rise in commodity prices – exacerbated by the ongoing Russia/Ukraine conflict, and a tight labor market. Given the uncertain path of interest rates and the elevated risk asset valuations in this rising rate environment, investments in high grade credit quality funds remain prudent.

●	Based on current market conditions we believe portfolio yield will increase as HIT funds its construction loan commitments for the projects now underway – totaling $1.3 billion, adds new investments at higher rate levels, and adjustable-rate assets increase in coupon due to rising Fed Funds rates.

3rd Quarter Performance

Total Returns vs. Benchmark and AAA Index

The AAA Index represents the AAA Component of the Bloomberg US Aggregate Bond Index.

The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

The HIT marginally underperformed the Bloomberg Aggregate in the third quarter amid a volatile market environment highlighted by rising interest rates. Elevated inflation and further tightening of monetary policy from the Federal Reserve continued to challenge fixed income managers during the quarter. Total returns for investment grade fixed income strategies were significantly lower for the third consecutive quarter as interest rates rose across the curve, with the 10-year Treasury closing the quarter with a yield above 3.8% for the first time in over a decade. The HIT finished the third quarter with a total return of -4.90% and a net return of -4.97%, underperforming the Bloomberg Aggregate return of -4.75% by 15 bps gross of fees and by 22 bps net of fees.

2022 Q3 Portfolio Commentary

The HIT’s relative performance for the quarter benefitted from the portfolio’s active interest rate risk management of short duration, overweight to adjustable-rate investments, and underweight to both corporate bonds and agency residential mortgages, which were the two worst performing asset classes in the Benchmark. However, the HIT’s overweight to spread products and underweight to Treasuries hindered relative performance, as all fixed income spreads widened relative to Treasuries given the volatility caused by higher inflation and ongoing hawkish policy from the Federal Reserve. HIT’s relative performance to the AAA Index lagged by 23 bps on a gross basis given that Treasuries were the best performing sector in the Benchmark.

Positive contributions to HIT’s 3rd quarter relative performance vs. Bloomberg Aggregate included:

●	The portfolio’s ongoing yield advantage over the Blomberg Aggregate. As of September 30, 2022, the HIT had a relative yield advantage of 14 basis points (bps).

●	The portfolio’s underweight to agency-insured fixed-rate single family mortgage backed securities (MBS), the worst performing major asset class in the Benchmark on an excess and total return basis with a -169-bps excess return and a total return of -535 bps for the quarter. During the quarter, the portfolio had an average allocation to the sector of 13.2% compared to 27.8% for the Bloomberg Aggregate.

●	The portfolio’s underweight to corporate bonds, the second worst performing major asset class in the Bloomberg Aggregate on an excess and total return basis. Corporates produced an excess return of -33 bps and a total return of -506 bps for the third quarter of 2022. The HIT does not invest in corporate bonds, whereas the Benchmark had an average allocation of 24.1% during the quarter.

●	The portfolio’s short relative duration versus the Benchmark as rates sold off across the curve. See “The Yield Curve – Treasuries” below.

●	The portfolio’s overweight to adjustable-rate securities with an average allocation of 12.8% during the third quarter of 2022, whereas the Benchmark only has fixed rate assets.

Negative impacts to HIT’s relative performance vs. Bloomberg Aggregate included:

●	The portfolio’s underweight to Treasuries as it was the best performing major asset class in the Bloomberg Aggregate on an excess return basis during the third quarter of 2022. The HIT had an average allocation of 4.6% to Treasuries during the quarter while the benchmark had an average allocation of 40.6%.

●	Performance by agency multifamily MBS in the HIT’s portfolio as nominal spreads to Treasuries widened.

○	Spreads for Ginnie Mae construction/permanent loan certificates (CLC) and FHA/Ginnie Mae permanent loan certificates (PLC) widened by approximately 24 and 28 bps, respectively. The HIT portfolio had an average allocation to CLCs and PLCs of 6.3% and 10.6%, respectively, during the quarter.

○	Spreads for Fannie Mae Delegated Underwriting and Servicing (DUS) securities widened on longer maturity fixed-rate structures, with the benchmark 10/9.5s widening by approximately 18 bps. The HIT had an average allocation of 22.1% in fixed-rate single-asset DUS securities of various structures while the Benchmark has none.

●	The portfolio’s overweight to the highest credit quality sector (i.e. AAA-rated) of the investment grade universe, whose excess returns were the lowest among the four credit ratings buckets (AAA, AA, A and BBB) of the Bloomberg Aggregate. Those returns were -66, -32, -57, and -13 bps, respectively. The HIT has an overweight with respect to the Benchmark in high credit quality

2022 Q3 Portfolio Commentary

investments. Approximately 90.5% of the HIT portfolio was AAA-rated or carried a government or Government-Sponsored Enterprise (GSE) guarantee on average during the quarter, compared to 73.4% for the Bloomberg Aggregate.

●	Performance by Ginnie Mae REMIC structures in the HIT’s portfolio as spreads to Treasuries widened by 11 bps during the quarter. As of September 30, 2022, the portfolio had a 13.6% allocation to REMICS.

Fundamentals September 30, 2022	HIT	Bloomberg Aggregate*	AAA Index*		HIT	Bloomberg Aggregate*	AAA Index*
CREDIT PROFILE				YIELD
US Government/Agency/AAA/Cash	90.1%	73.6%	100.0%	Current Yield	3.19%	2.95%	2.50%
				Yield to Worst	4.83%	4.68%	4.43%
INTEREST RATE RISK				CALL RISK
Effective Duration	6.07	6.28	5.92	Call Protected	77%	72%	62%

Market Overview

Global economic activity continued to slow in the third quarter with high inflation, tightening financial conditions globally, Russia’s invasion of Ukraine and lingering effects of the Covid-19 pandemic on supply chains. US growth continued to be weak in the third quarter as sectors sensitive to interest rates started to show signs of weakness and elevated food and energy prices continued to negatively impact consumers’ purchasing power. Core inflation, which excludes food and energy prices, hit a 40 year high of 6.6% in September driven by higher prices in the service sector, while overall inflation eased slightly to 8.2% on a yearly basis.

The Federal Reserve raised the federal funds rate range by 75 bps at its September meeting and communicated a strong commitment to tame soaring inflation. So far, the Fed has raised rates 3% this year, which is the fastest pace of tightening since the early 1980s. Given the unrelenting domestic inflation, the Federal Reserve expects to raise rates by another 150 bps in 2022; the Fed views the cost of taking too little action in stemming inflation to outweigh the risk of over-tightening.

The Federal Reserve is now projecting 2022 US real GDP to be 0.2%. However, the economy does not yet appear to be in a recession because employment growth remains solid. The US economy added approximately 263,000 jobs per month during the third quarter and the unemployment rate fully recovered to its pre-pandemic rate of 3.5%, however the participation rate remains over 1% below its pre-pandemic high.

Fixed income and equity markets struggled throughout the quarter as interest rates rose significantly driven by the hawkish Federal Reserve. The 10-year Treasury increased by 82 bps while the S&P 500 dropped over 5%, which marks the first time that US equities have fallen quarter-over-quarter for three consecutive quarters since 2008.

The Yield Curve - Treasuries

Interest rates rose dramatically for the third consecutive quarter as the yield curve became inverted across many tenors. The Federal Reserve accelerated its plans for monetary policy tightening due to the persistently high level of inflation in an effort to slow the economy, which resulted in a repricing of future rate expectations once again.

●	The 10- and 30-year US Treasury bonds closed the third quarter at 3.83% and 3.78%, respectively. During the quarter, the 2-, 5-, 10-, and 30-year rates increased by 133, 105, 82, and 59 bps respectively.

2022 Q3 Portfolio Commentary

●	The Federal Reserve’s balance sheet shrunk from $9.0 trillion to $8.8 trillion, as they accelerated their balance sheet runoff in the third quarter. Given the ongoing normalization, the Fed’s balance sheet will continue shrinking in future quarters.
●	As it relates to balance sheet normalization, the Federal Reserve transitioned to their maximum runoff cap in September, set at $95 billion per month ($60 billion in Treasuries, $35 billion in MBS). This runoff pace is approximately double that of the prior tightening cycle in 2018 given the size of the balance sheet has doubled.

●	For the first time in more than five years, the US Treasury is scaling back its debt issuance in 2022, driven by decreased pandemic-related fiscal spending. This is largely offseting the lack of Federal Reserve asset purchases, however balance sheet normalization will increase net supply.

●	Global central bank policy was also hawkish in the third quarter to combat global inflationary pressures. This resulted in the developed markets sovereign yields selling off and the amount of negative yielding global debt to hit $1.7 trillion — the lowest level since 2014 and $16 trillion lower than the peak in 2020.
Yield Curve

Source: Bloomberg*

S&P 500 vs 10yr UST

Source: Bloomberg*

Investment Grade Spreads: Multifamily

Agency multifamily securities struggled in the third quarter relative to Treasuries as both FHA/Ginnie Mae and conventional GSE multifamily spreads widened due to a hawkish Fed and volatily caused by higher inflation. Agency CMBS issuance slowed for the third consecutive quarter as refinance volumes have dried up due to materially higher mortgage rates, partially offsetting lower bank demand. Ultimately, agency multifamily excess return topped that of residential MBS and corporates but was still negative, and total returns for the sector were hurt by the long duration nature of most securities given the increase in US interest rates.

●	Conventional GSE multifamily securities widened in spread to Treasuries as interest rates sold off throughout the quarter. The increased level of rates triggered less appetite for long duration securities from many investors, primarily bank buyers, which in turn pushed spreads wider.

●	FHA-insured multifamily permanent and construction-related MBS also experienced meaningful widening in nominal spreads during the quarter. FHA-insured construction-related MBS spreads remain attractive, as they continue to offer the widest yield spread of any agency MBS product (as shown on the chart), giving investors an opportunity to enhance risk-adjusted income without sacrificing credit quality.

2022 Q3 Portfolio Commentary

●   Total agency multifamily issuance for Q3 2022 slowed considerably versus Q3 2021 given the move higher in rates, coming in at $33 billion versus $42 billion a year prior. Total agency multifamily issuance year-to-date stands at $126 billion versus $152 billion through the first three quarters of 2021.

●   2022 multifamily loan purchase caps for Fannie Mae and Freddie Mac will be $78 billion for each Enterprise. The 2022 caps, which increased from $70 billion for each Enterprise in 2021, are based on FHFA's projections of the overall growth of the multifamily originations market. To ensure a focus on affordable housing and traditionally underserved markets, FHFA will require that at least 50% of the Enterprises' multifamily business be affordable housing. FHFA will further require at least 25% of the Enterprises' multifamily business be affordable to residents at or below 60% of area median income, up from 20% in 2021.

Historical Multifamily Spreads

Source: HIT, Securities Dealers and BarclaysLive

Market Outlook

The outlook for the US economy remains highly uncertain, with risks weighted to the downside, as the Fed continues to aggressively tighten monetary policy to combat inflation. Jerome Powell, chairman of the Fed, warned that “pain” and “unfortunate costs” for households and companies are likely as the economy continues to adjust to higher rates. The federal funds rate is projected to peak near 5% for this hiking cycle sometime in 2023. Fed officials appear united in maintaining aggressive policy for as long as is necessary to cool the economy, setting a high bar for the economic data required to change course. This steadfast attitude has increased the risk of the Fed over-tightening during this cycle, which in turn raises the probability that the US economy will enter a recession in the next 12 months.

In a rising rate environment, investors should benefit from the HIT’s short relative duration position and increased allocation to adjustable-rate securities. In times of heightened market volatility, the HIT remains a prudent investment given the yield advantage, liquidity, diversification from corporate credit, and defensive positioning that we offer relative to other core fixed income managers.

Housing affordability for purchases and rentals remain a challenge for a significant number of households. Rental vacancy rates fell to a new five-year low at 4.4% in the third quarter and asking monthly rents are up $257 on average since the beginning of the pandemic. Housing starts, building permits, and mortgage applications have all fallen significantly this year, further supporting the notion that a recession is possibly on the horizon.

The national affordable and workforce housing supply shortage should continue to spur development and provide opportunities for the HIT. The HIT’s competitive advantage is its ability to offer multiple financing structures for both construction and permanent loans and to invest directly, differentiating it from traditional fixed income managers that only purchase securities from the secondary market. The HIT remains focused on continually building an attractive portfolio consisting of fundamentally

2022 Q3 Portfolio Commentary

strong construction-related multifamily investments that generate attractive yield spreads over Treasuries and other credit-equivalent mortgage investments.

Market Data

Third Quarter Bond Sector Performance*

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
US Treasuries	-4.35%	0	6.10
Agencies	-2.77%	-22	3.51
Single family Agency MBS (RMBS)	-5.35%	-169	5.94
Corporates	-5.06%	-33	7.09
Commercial MBS (CMBS)	-3.85%	-26	4.70
Asset-backed securities (ABS)	-1.34%	30	2.16

Change in Treasury Yields*

Maturity	6/30/22	09/30/22	Change
3 Month	1.626%	3.247%	1.620%
6 Month	2.458%	3.903%	1.445%
1 Year	2.742%	3.933%	1.190%
2 Year	2.953%	4.279%	1.325%
3 Year	3.008%	4.288%	1.280%
5 Year	3.038%	4.090%	1.052%
7 Year	3.068%	3.981%	0.913%
10 Year	3.013%	3.829%	0.816%
20 Year	3.434%	4.088%	0.654%
30 Year	3.183%	3.776%	0.593%

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing. The Bloomberg Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Bloomberg Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

* Information provided by Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material or guarantee the accuracy or completeness of any information herein, nor does Bloomberg make any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, Bloomberg shall not have any liability or responsibility for injury or damages arising in connection therewith.

2022 Q3 Portfolio Commentary

Portfolio Data as of September 30, 2022

Net Assets	$6,032.84 million
Portfolio Effective Duration	6.07 years	Convexity	0.23
Portfolio Average Coupon	2.82%	Maturity	10.41 years
Portfolio Yield to Worst[1]	4.83%	Portfolio Current Yield[1]	3.19%
Number of Holdings	939	Average Price[2]	87.10

Sector Allocations: 3

Multifamily MBS	73.37%	CMBS – Agency Multifamily^	67.41%
Agency Single-Family MBS	13.76%	Agency Single-Family MBS	13.76%
US Treasury	4.70%	US Treasury Notes/Bonds	4.70%
AAA Private-Label CMBS	1.07%	State Housing Permanent Bonds	4.31%
Multifamily Direct Const. Loans	5.66%	State Housing Construction Bonds	2.72%
Cash & Short-Term Securities	1.42%	Direct Construction Loans	5.66%
		Cash & Short-Term Securities	1.42%
		^ Includes multifamily MBS (57.85%), MF Construction MBS (8.49%), and AAA Private-Label CMBS (1.07%).

Quality Distribution: [3]		Geographical Distribution of Long-Term Portfolio:[4]
US Government or Agency	85.73%
AAA	2.93%	East	16.67%
AA	4.25%	Midwest	20.85%
A	0.00%	South	10.95%
Not Rated	5.66%	West	10.65%
Cash	1.42%	National Mortgage Pools	40.88%

Portfolio Duration Distribution, by Percentage in Each Category: [3]				Maturity Distribution based on average life:
Cash	1.42%	5-5.99 years	17.28%	0 – 1 year	3.63%
0-0.99 years	16.70%	6-6.99 years	13.31%	1 – 2.99 years	8.31%
1-1.99 years	4.21%	7-7.99 years	13.47%	3 – 4.99 years	8.70%
2-2.99 years	3.02%	8-8.99 years	5.98%	5 – 6.99 years	20.52%
3-3.99 years	3.75%	9-9.99 years	0.78%	7 – 9.99 years	36.05%
4-4.99 years	9.53%	Over 10 years	10.55%	10 – 19.99 years	19.55%
				Greater than 20 years	3.23%

[1] The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.
[2] Portfolio market value weighted by current face.
[3] Based on total investments and including unfunded commitments.
[4] Excludes cash and short-term equivalents, US Treasury and Agency securities.